SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):         11/25/2002

Credit Suisse First Boston Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)


          Delaware                      333-65554            13-3460894
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

            On    11/25/2002   a scheduled distribution was made from the Trust
               to holders of the Certs.The Trustee has caused to be filed with
               the Commission,the Monthly Report dated    11/25/2002
               The Monthly Report is filed pursuant to and in accordance with
               (1) numerous no-action letters (2) current Commission policy in the area.





               A.   Monthly Report Information
                    See Exhibit No.1


               B.   Have and deficiencies occurred?  NO.
                               Date:
                               Amount:

               C.   Item 1: Legal Proceedings:  NONE

               D.   Item 2: Changes in Securities:   NONE

               E.   Item 4: Submission of Matters to a Vote of
                    Certificateholders:  NONE

               F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5
                    if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
               Exhibit No.

   1.)             Monthly Distribution Repor   11/25/2002


Credit Suisse First Boston Mortgage Acceptance Corp
Mortgage Pass-Through Certificates, Series 2002-HE4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                 11/25/2002

DISTRIBUTION SUMMARY

                                   Beginning              Current Period
                      Original Current Princi  Principal   Pass-Through
         Class     Face Value         Amount Distribution          Rate
A-1             550,000,000.00 460,631,790.1624,838,063.64      2.17500%
A-2             150,000,000.00 125,477,487.135,989,363.53       2.27000%
A-3              61,000,000.00 51,027,511.43 2,435,674.50       2.16000%
A-F             100,000,000.00 87,411,375.68 2,837,877.39       5.51000%
A-IO            445,185,000.00 372,725,021.40        0.00       6.17000%
A-F-IO           29,300,000.00 15,800,000.00         0.00       5.50000%
M-1              55,500,000.00 55,500,000.00         0.00       2.88000%
M-2              51,000,000.00 51,000,000.00         0.00       3.58000%
M-F-1             4,900,000.00  4,900,000.00         0.00       6.94000%
M-F-2             4,900,000.00  4,900,000.00         0.00       7.42000%
B                17,500,000.00 17,500,000.00         0.00       4.33000%
B-F               5,200,000.00  5,200,000.00         0.00       7.88000%
X                         0.00          0.00         0.00
X-F                       0.00          0.00         0.00
P-F                      50.00         50.00         0.00
R                        50.00          0.00         0.00       5.51000%
Total          1,000,000,100.00863,548,214.4036,100,979.05

                       Accrued                Certificate        Ending
                      Interest Realized Loss     Interest  Current Prin
               Distributed (1)     Principal   Shortfall        Amount
Class
            A-1     862,724.96            N/A        0.00 435,793,726.53
            A-2     245,273.63            N/A        0.00 119,488,123.60
            A-3      94,911.17            N/A        0.00 48,591,836.93
            A-F     401,363.90            N/A        0.00 84,573,498.29
           A-IO   2,809,543.99            N/A        0.00 353,266,106.93
         A-F-IO      72,416.67            N/A        0.00 14,600,000.00
            M-1     137,640.00          0.00         0.00 55,500,000.00
            M-2     157,221.67          0.00         0.00 51,000,000.00
          M-F-1      28,338.33          0.00         0.00  4,900,000.00
          M-F-2      30,298.33          0.00         0.00  4,900,000.00
              B      65,250.69          0.00         0.00 17,500,000.00
            B-F      34,146.67          0.00         0.00  5,200,000.00
              X           0.00            N/A        0.00          0.00
            X-F           0.00            N/A        0.00          0.00
            P-F      74,263.80            N/A        0.00         50.00
              R           0.00            N/A        0.00          0.00
          Total   5,013,393.81          0.00         0.00 827,447,235.35

AMOUNTS PER $1,000 UNIT
                                                               Interest
                                        Prin          Int Carry-forward
Class          Cusip            Distribution Distribution        Amount
A-1            22540VWV0          45.16011571   1.56859084    0.00000000
A-2            22540VWW8          39.92909018   1.63515753    0.00000000
A-3            22540VWX6          39.92909018   1.55592082    0.00000000
A-F            22540VWZ1          28.37877386   4.01363900    0.00000000
A-IO           22540VWY4           0.00000000   6.31095834    0.00000000
A-F-IO         22540VXA5           0.00000000   2.47155870    0.00000000
M-1            22540VXC1           0.00000000   2.48000000    0.00000000
M-2            22540VXD9           0.00000000   3.08277784    0.00000000
M-F-1          22540VXE7           0.00000000   5.78333265    0.00000000
M-F-2          22540VXF4           0.00000000   6.18333265    0.00000000
B              22540VXG2           0.00000000   3.72861086    0.00000000
B-F            22540VXH0           0.00000000   6.56666731    0.00000000
X              22540VA85
X-F            22540VA93
P-F            22540VB27
R              22540VXB3           0.00000000   0.00000000    0.00000000



                                      Ending
                                   Curr Prin
Class                                 Amount
A-1                              792.35223005
A-2                              796.58749067
A-3                              796.58749067
A-F                              845.73498292
A-IO                             793.52652701
A-F-IO                           498.29351536
M-1                             1000.00000000
M-2                             1000.00000000
M-F-1                           1000.00000000
M-F-2                           1000.00000000
B                               1000.00000000
B-F                             1000.00000000
X
X-F
P-F                             1000.00000000
R                                  0.00000000



Principal Distributions:               GRP 1        GRP 2         GRP 3
Beginning Balance              561,522,552.44215,674,580.0103,418,721.06
     Scheduled Principal          336,959.77   139,562.66     69,508.20
     Prepays (Includes Curtail)22,874,557.90 7,735,332.50  2,610,730.65
     Net Liquidation Proceeds       4,656.13         0.00          0.00
     Loan Purchase Prices               0.00         0.00          0.00
     Total Principal Remit     23,216,173.80 7,874,895.16  2,680,238.85
     Net Realized Losses           67,148.31         0.00          0.00
Ending Balance                 538,239,230.33207,799,684.8100,738,482.21

Principal Distributions:               TOTAL GRP 1 + GRP 2
Beginning Balance              880,615,853.54777,197,132.48
     Scheduled Principal          546,030.63   476,522.43
     Prepays (Includes Curtail)33,220,621.05 30,609,890.40
     Net Liquidation Proceeds       4,656.13     4,656.13
     Loan Purchase Prices               0.00         0.00
     Total Principal Remit     33,771,307.81 31,091,068.96
     Net Realized Losses           67,148.31    67,148.31
Ending Balance                 846,777,397.42746,038,915.21






                                       TOTAL
Ending Overcollateralization Am    18,165,228.15
Ending Overcollateralization-F       1,164,933.92


                                       GRP 1        GRP 2         GRP 3
Prefunding Account:
Beginning Balance                       0.00         0.00          0.00
Subsequent Transfer                     0.00         0.00          0.00
Added to available certificate          0.00         0.00          0.00
Amnt on Deposit in Prefund Accn         0.00         0.00          0.00

Agg  Ending Collateral Bal     538,239,230.33207,799,684.8100,738,482.21

                                       TOTAL GRP 1 + GRP 2
Prefunding Account:
Beginning Balance                       0.00         0.00
Subsequent Transfer                     0.00         0.00
Added to available certificate          0.00         0.00
Amnt on Deposit in Prefund Accn         0.00         0.00

Agg  Ending Collateral Bal     846,777,397.42746,038,915.21

                                       GRP 1        GRP 2         GRP 3
Interest Distributions:
Sched Int-Curr Per-Net of Serv  4,158,707.06 1,535,124.58    729,969.16
Capitalized Int Accnt withdrawa         0.00         0.00          0.00
Less Relief Act Int Shortfall           0.00         0.00          0.00

                                       TOTAL GRP 1 + GRP 2
Sched Int-Curr Per-Net of Serv  6,423,800.80 5,693,831.64
Capitalized Int Accnt withdrawa         0.00         0.00
Less Relief Act Int Shortfall           0.00         0.00

                                       GRP 1        GRP 2         GRP 3
Capitalized Interest Account:
Beginning Balance                       0.00         0.00          0.00
less: Capitalized Int Requireme         0.00         0.00          0.00
less Wthdrwl of Overfunded Int          0.00         0.00          0.00
Ending Balance                          0.00         0.00          0.00

                                       TOTAL GRP 1 + GRP 2
Capitalized Interest Account:
Beginning Balance                       0.00         0.00
less: Capitalized Interest Requ         0.00         0.00
less: Withdrawal of Overfunded          0.00         0.00
Ending Balance                          0.00         0.00


                                       GRP 1        GRP 2         GRP 3
Servicing Fee                     233,967.70    89,864.33     43,410.80
Trustee Fee                           561.52       215.67        103.42
Credit Risk Manager Fee             7,019.03     2,695.93      1,292.73
FSA Premium                        23,031.59     8,825.25      4,370.57

                                       TOTAL GRP 1 + GRP 2
Servicing Fee                     367,242.83   323,832.03
Trustee Fee                           880.61       777.19
Credit Risk Manager Fee            11,007.70     9,714.96
FSA Premium                        36,227.41    31,856.84

                                       GRP 1        GRP 2         GRP 3
Current Aggregate  Advances     1,427,084.21   730,057.11    350,691.86
Outstanding Aggregate Advances  3,246,719.32 1,559,334.56    639,502.56

                                       TOTAL GRP 1 + GRP 2
Current Aggregate  Advances     2,507,833.18 2,157,141.32
Outstanding Aggregate Advances  5,445,556.44 4,806,053.88


Delinquency Information

               30-59 days delinquent
                         Count       Balance
Group 1                     152    17,883,269.49
Group 2                      60      8,251,038.42
Group 3                      55      5,346,699.76
Total                       267    31,481,007.67
Group 1 + Group             212    26,134,307.91


               60-89 days delinquent
                         Count       Balance
Group 1                      34      3,287,535.16
Group 2                      15      1,761,698.89
Group 3                      11        773,783.43
Total                        60      5,823,017.48
Group 1 + Group              49      5,049,234.05


               90 or more days delinquent
                         Count       Balance
Group 1                      24      2,111,538.82
Group 2                      20      2,815,356.84
Group 3                      10        719,863.87
Total                        54      5,646,759.53
Group 1 + Group              44      4,926,895.66


Mortgage Loans in Foreclosure Proceedings

                         Count       Balance
Group 1                     229    25,962,433.25
Group 2                      45      7,658,490.29
Group 3                      27      2,539,215.25
Total                       301    36,160,138.79
Group 1 + Group             274    33,620,923.54


Mortgage Loans in REO

Count                    Count       Balance
Group 1                      18      1,982,654.68
Group 2                       3        720,956.46
Group 3                       4        509,774.50
Total                        25      3,213,385.64
Group 1 + Group              21      2,703,611.14


Mortgage Loans in Bankruptcy

                         Count       Balance
Group 1                      63      6,397,854.74
Group 2                      16      2,691,791.56
Group 3                       9        813,578.73
Total                        88      9,903,225.03
Group 1 + Group              79      9,089,646.30

                                       GRP 1        GRP 2         GRP 3
# of Lns which Prepay Prem coll          133           20            15
Amnt of Prepay Prems              697,342.86   195,773.31           74,263.80






Number of Loans Repurchased                 0            0             0
Prin Bal of Loans Repurchased               0            0             0


                                       TOTAL GRP 1 + GRP 2
# of Lns which Prepay Prem coll          168          153
Amnt of Prepay Prems              967,379.97   893,116.17

Cur 3 Mo Delinq Rate (60+days)       7.42459%
Cur-F 3 Mo Delinq Rate (60+days      5.31695%
Roll 3 Mo Delinq Rate (60+days)      6.18411%
Roll-F 3 Mo Delinq Rate (60+day      5.06085%

Number of Loans Repurchased                 0            0
Prin Bal of Loans Repurchased               0            0


                                       GRP 1        GRP 2         GRP 3
Realzd Losses during related Du    67,148.31         0.00          0.00
Cum Net Real Losses since Start    71,913.00    33,512.55          0.00


Prin Bal of Liquidated Loans       71,804.44         0.00          0.00
Cumltv Prin Ba of Liquidated Lo   280,030.69   461,174.89          0.00

Weighted Average Term to Mat             342          340           318
Weighted Average Gross Coup          9.38735%     9.04134%      8.98784%
Net WAC Rate of Mortgage Loans       8.87115%     8.52514%      8.46793%






Number of Loans in the Pool            4,592        1,206         1,029


                                       TOTAL GRP 1 + GRP 2
Realzd Losses incur during the     67,148.31    67,148.31
Cumltv Net Realized Losses sinc      105,426      105,426


Prin Bal of Liquidated Loans       71,804.44    71,804.44
Cumltv Prin Ba of Liquidated Lo   741,205.58   741,205.58

Weighted Average Term to Mat             339          341
Weighted Average Gross Coup          9.25569%     9.29133%
Net WAC Rate of Mortgage Loans       8.73905%     8.77513%

Insured Payment on Class A-1               0
Insured Payment on Class A-2               0
Insured Payment on Class A-3               0
Insured Payment on Class A-F               0

Number of Loans in the Pool            6,827        5,798


                                       TOTAL
Senior Enhancement Percentage       18.77387%
Senior-F Enhancement Percentage     15.89005%


Net Excess Spread                    3.24546%
Net-F Excess Spread                  1.77013%

Deposit to Basis Risk Reserve F         0.00
Basis Risk Reserve Fund Balance     5,000.00

Dep to Basis-F Risk Reserve Fun         0.00
Basis Risk-F Reserve Fund Bal       5,000.00


Trigger Event                              NO
Trigger-F Event                            NO





               SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Credit Suisse First Boston Mortgage Acceptance Corp
Mortgage Pass-Through Certificates, Series 2002-HE4

                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA